Exhibit 99.3

OPTION AGREEMENT

THIS AGREEMENT (the “Agreement”), dated as of the 29th day of June, 2012, is entered into by and among Brightpoint, Inc., an Indiana corporation (“Brightpoint”); Brightpoint Latin America, Inc., an Indiana corporation (“Brightpoint Shareholder”); Brightpoint International Ltd., a Delaware corporation (“Brightpoint International”); CVCI Intcomex Investment LP, a Delaware limited liability partnership formerly known as Intcomex Bond Purchase LP (the “CVC Shareholder”); Michael Shalom, a citizen of the United States; Anthony Shalom, a citizen of the United States; Isaac Shalom, a citizen of the United States; Shalom Holdings 1, LLLP, a Florida limited liability limited partnership (“Shalom 1 LLLP”); Shalom Holdings 3, LLLP, a Florida limited liability limited partnership (“Shalom 3 LLLP,” and together with Michael Shalom, Anthony Shalom, Isaac Shalom and Shalom 1 LLLP, the “Shalom Shareholders”); the Additional Shareholders (as hereinafter defined); Intcomex, Inc., a Delaware corporation (the “Company”); Intcomex Colombia LTDA., a limitada organized in Colombia (“Intcomex Colombia”); and Intcomex de Guatemala, S.A., a sociedad anónima organized in Guatemala (“Intcomex Guatemala”). Brightpoint, Brightpoint Shareholder, Brightpoint International, the Company, Intcomex Colombia and Intcomex Guatemala are collectively referred to herein as the “PA Parties”; the Company, the CVC Shareholder, Brightpoint Shareholder, the Shalom Shareholders and the Additional Shareholders are collectively referred to herein as the “SA Parties”; and all parties hereto are collectively referred to herein as the “Parties,” each a “Party.”

RECITALS

WHEREAS, the PA Parties are parties to that certain Purchase Agreement dated as of March 16, 2011, as amended by the First Amendment to Purchase Agreement on June 19, 2011, the Second Amendment to Purchase Agreement on July 20, 2011, the Third Amendment to Purchase Agreement on August 12, 2011, the Fourth Amendment to Purchase Agreement on August 31, 2011 (as the same is amended by this Agreement and may be further amended and/or restated from time to time, the “Purchase Agreement”);

WHEREAS, the SA Parties are parties to that certain Fifth Amended and Restated Shareholders Agreement dated as of April 19, 2011 (as the same is amended by this Agreement and may be further amended and/or restated from time to time, the “Shareholders Agreement”); and

WHEREAS, Brightpoint Shareholder desires to grant to the Company, and the Company desires to accept, an option to acquire for cash the shares of Intcomex Common Stock held by Brightpoint Shareholder.

NOW, THEREFORE, the Parties mutually agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein are used as defined in this Section 1 or elsewhere in this Agreement, and if not defined in this Agreement, then as defined in the Shareholders Agreement.

“Additional Shareholders” shall have the meaning attributed to it in the Shareholders Agreement, excluding Lunimar, S.A.

“Brightpoint Director” means J. Mark Howell.

“Closing” means the closing of any transaction pursuant to which any Person acquires or Persons acting together as a group, as that term is used for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, acquire a majority of the outstanding common stock of Brightpoint pursuant to a definitive agreement with Brightpoint.

“Closing Date” means the date on which the Closing actually occurs.

“Controls” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, by virtue of being a Director or officer of such Person, or otherwise.

“Intcomex Common Stock” means the voting common stock, $0.01 par value per share, of the Company.

“Lien” means any charge, claim, community property interest, condition, equitable interest, lien, option, pledge, security interest, right of first refusal, restriction or encumbrance of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

“Person” means any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, firm, joint venture, estate, association, joint-stock company, trust, organization (unincorporated or otherwise), labor union, governmental or regulatory body or other entity.

“Shalom Directors” means Anthony Shalom and Michael Shalom.

Section 2. Company’s Option to Acquire Shares. (a) From and after the Closing Date until the five-year anniversary of the Closing Date, (b) from and after the closing of any other transaction pursuant to which any Person acquires or Persons acting together as a group, as that term is used for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, acquire a majority of the outstanding common stock of Brightpoint pursuant to a definitive agreement with Brightpoint (the “Alternative Closing Date”) until the five-year anniversary of the Alternative Closing Date, or (c) from such time after the date hereof upon which Brightpoint or its Affiliates first, directly or indirectly, owns, manages, operates, controls or participates in the ownership, management, operation or control of any Person that competes with the Company Business anywhere in the Territory or in any other country in Latin America or the Caribbean (including Puerto Rico), excluding for such purposes any activities Brightpoint and its Affiliates were permitted to engage in under the Shareholders Agreement in the form entered into on April 19, 2011 (the “Competition Trigger Date”) until the five-year anniversary of the Competition

Trigger Date, the Company shall have the non-transferable right to acquire from Brightpoint Shareholder, free and clear of any Liens, thirty-eight thousand, seven hundred sixty-nine (38,769) shares of Intcomex Common Stock (as the same may be adjusted for stock splits, stock dividends or other transactions, the “Shares”) for an aggregate purchase price of three million dollars ($3,000,000), as appropriately adjusted to reflect the payment of any dividends received by the Brightpoint Shareholder on such Intcomex Common Stock, such amount to be paid to Brightpoint Shareholder in cash or by wire transfer of immediately available funds in accordance with written instructions that Brightpoint Shareholder shall have provided to the Company prior to the closing of such transaction. If none of the Closing Date, the Alternative Closing Date or the Competition Trigger Date occurs on or before June 30, 20 l 7, this Agreement shall terminate and be of no further force or effect.

Section 3. Waiver and Consent Relating to Transfers of Intcomex Common Stock. Each of the SA Parties hereby irrevocably (a) acknowledges and consents to the transactions contemplated hereby and (b) consents and agrees to waive forever, pursuant to Section 7.13 of the Shareholders Agreement, any and all rights it may have pursuant to Article V and Section 7.3 of the Shareholders Agreement and Section 9.10 of the Purchase Agreement in respect of the transactions contemplated hereby. Pursuant to Section 3.1(b) of the Shareholders Agreement, each of the Brightpoint Director and each of the Shalom Directors hereby consents to and approves the transactions contemplated hereby.

Section 4. Certain Representations and Covenants. The Company represents and warrants to Brightpoint, the Brightpoint Shareholder and Brightpoint International that (a) this Agreement and the transactions contemplated hereby have not given, and will not give, rise to a default or breach under (i) the Indenture (as defined in the Shareholders Agreement), (ii) any bonds issued under, or any other document or agreement entered into pursuant to, the Indenture or (iii) any other financing of the Company or its Subsidiaries (as defined in the Shareholders Agreement); (b) the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the consummation of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of the Company, and the Company has all necessary corporate power and corporate authority with respect thereto; and (c) no dividends have been declared or paid by the Company on any Intcomex Common Stock since the date of the Purchase Agreement. Any dividends declared in respect of the Shares prior to the closing of the option granted pursuant to Section 2 hereof shall be payable to the Brightpoint Shareholder.

Section 5. Miscellaneous.

(a)	No Waiver. Except as set forth in Section 3, nothing contained herein shall constitute a waiver or modification of any other covenant, term or provision of the Shareholders Agreement or the Purchase Agreement, each of which shall remain in full force and effect in accordance with their terms.

(b)

Confidentiality; Non-Disclosure. Each Party agrees to treat this Agreement, the subject matter and terms hereof and the transactions contemplated hereby as confidential information, and shall protect and safeguard the confidentiality of such confidential information with at least the same degree of care as it would protect its own confidential information, but in no event with less than a commercially reasonable degree of care. Each Party agrees to consult with the other Parties before issuing any press release or making any other public statement with respect to this Agreement or the transactions contemplated hereby and, except for any press releases and public statements the making of which may be required by applicable law, or any applicable stock exchange or NASDAQ rule or any listing agreement, no Party will issue any such press release nor make any such public statement unless the content of such press release or public statement shall have been previously reviewed and approved by Brightpoint or Brightpoint Shareholder.

(c)	Governing Law; Dispute Resolution. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HEREBY EXPRESSLY WAlVES AND RENOUNCES THE JURISDICTION OF ANY MEXICAN COURT AND AGREES THAT IT SHALL BRING ANY ACTION OR PROCEEDING IN RESPECT OF ANY CLAIM ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTAINED IN OR CONTEMPLATED BY THIS AGREEMENT, WHETHER IN TORT OR CONTRACT OR AT LAW OR IN EQUITY, EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR, IF SUCH COURT DOES NOT HAVE SUBJECT MATTER JURISDICTION, THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK (THE “CHOSEN COURTS”). EACH PARTY (I) IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE CHOSEN COURTS, (II) WAIVES ANY OBJECTION, TO THE FULLEST EXTENT PERMITTED BYLAW, TO LAYING VENUE IN ANY SUCH ACTION OR PROCEEDING IN THE CHOSEN COURTS, (III) WAIVES ANY OBJECTION, TO THE FULLEST EXTENT PERMITTED BY LAW, THAT THE CHOSEN COURTS ARE AN INCONVENIENT FORUM OR DO NOT HAVE JURISDICTION OVER ANY PARTY HERETO, (IV) AGREES THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING IN THE MANNER PROVIDED IN SECTIONS 7.3 (NOTICES) AND 7.7 (SERVICE OF PROCESS) OF THE SHAREHOLDERS AGREEMENT (IN THE CASE OF THE SA PARTIES), SECTION 12.3 (NOTICES) OF THE PURCHASE AGREEMENT (IN THE CASE OF THE PA PARTIES) OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BYLAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF AND (V) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW.

(d)	Entire Agreement. This Agreement contains the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters.

(e)	Amendment and Waiver. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by each of the Parties which executes this Agreement.

(f)	Notices. All notices or other communications hereunder shall be given in the manner set forth in Section 7.3 of the Shareholders Agreement in the case of the SA Parties) or Section 12.3 of the Purchase Agreement (in the case of the PA Parties), as the case may be.

(g)	Assignment. Other than as expressly permitted or required by this Agreement, no Party may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other Parties; provided, however, that notwithstanding the foregoing, any of Brightpoint, Brightpoint Shareholder or Brightpoint International may transfer and assign its rights and obligations hereunder at any time, without consent, to any Person that directly or indirectly Controls Brightpoint. Any assignment or transfer in violation of this Section 5(g) shall be null and void ab initio.

(h)	Severability. Should any term or provision of this Agreement be held to any extent unenforceable, invalid or prohibited under law, then such provision shall be deemed restated to reflect the original intention of the Parties as nearly as possible in accordance with applicable law and the remainder of this Agreement.

(i)	Construction; Interpretation. This Agreement has been negotiated by the Parties and their respective counsel in good faith and will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against any Party. When from the context it appears appropriate, each term stated either in the singular or the plural shall include the singular and the plural and pronouns stated in the masculine, the feminine or the neuter shall include the masculine, the feminine and the neuter. Agreement and Section headings are for reference only and shall not affect the interpretation of this Agreement.

(j)	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument and may be delivered in original or pdf form.

(k)	Further Assurances. Each of the Parties agrees to take such action, without incurring additional expense, as another Party shall reasonably request in order to perfect such requesting Party’s rights hereunder.

[signatures on following page]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

BRIGHTPOINT			THE COMPANY

BRIGHTPOINT, INC.			INTCOMEX, INC.

By:	/s/ CRAIG M. CARPENTER		By:	/s/ MICHAEL SHALOM
	Name:	Craig M. Carpenter		Name:	Michael Shalom
	Title:	Executive Vice President, General Counsel & Secretary

BRIGHTPOINT SHAREHOLDER			INTCOMEX COLOMBIA

BRIGHTPOINT LATIN AMERICA, INC.			INTCOMEX COLOMBIA LTDA.

By:	/s/ CRAIG M. CARPENTER		By:	IXLA HOLDINGS, LTD. its Majority Shareholder
	Name: Title:	Craig M. Carpenter Executive Vice President & Secretary	By:	/s/ MICHAEL SHALOM
				Name:	Michael Shalom

BRIGHTPOINT

BRIGHTPOINT INTERNATIONAL LTD.			INTCOMEX GUATEMALA
By:	/s/ CRAIG M. CARPENTER		INTCOMEX DE GUATEMALA, S.A.
	Name: Title:	Craig M. Carpenter Executive Vice President & Secretary	By:	IXLA HOLDINGS, LTD. its Majority Shareholder
			By:	/s/ MICHAEL SHALOM
				Name:	Michael Shalom

[Signature Pages to Option Agreement]

CVC SHAREHOLDER

CVCI INTCOMEX INVESTMENT LP

By:	/s/ Michael Robinson, Alternate Director
	Name:	Citigroup Venture Capital International Investment G.P. Limited
	Title:	as sole member of CVCI (Intcomex) LLC; as general partner

ADDITIONAL SHAREHOLDERS

Benjamin Mizarachi*

Naftali Mizarachi*

Javier Martinez*

Boris Vasquez*

GONVAS ENTERPRISE, S.A.*

MARDEL HOLDINGS LIMITED*

EMIBASHER SOCIEDAD ANOMINA*

ALBION CAPITAL CORP.*

BOURNE TRADING INC.*

KHYBER INVESTMENT LIMITED*

TECNO MUNDIAL, S.A.*

	*By:	/s/ Michael Shalom
Michael Shalom, as representative of the Additional Shareholders

SHALOM SHAREHOLDERS

/s/ ANTHONY SHALOM
Anthony Shalom

/s/ MICHAEL SHALOM
Michael Shalom

/s/ ISAAC SHALOM
Isaac Shalom

Shalom Holdings 1, LLLP
By: Shalom Holdings 1, LLC General Partner

By:	/s/ MICHAEL SHALOM
Michael Shalom
Sole Member and Manager

Shalom Holdings 3, LLLP
By: Shalom Holdings 3, LLC General Partner

By:	/s/ MICHAEL SHALOM
Michael Shalom
Manager

By:	/s/ ANTHONY SHALOM
Anthony Shalom
Sole Member

[Signature Pages to Option Agreement]

BRIGHTPOINT DIRECTOR	SHALOM DIRECTORS

/s/ J. MARK HOWELL	/s/ Anthony Shalom
Name: J. Mark Howell	Name: Anthony Shalom

/s/ Michael Shalom
Name: Michael Shalom

[Signature Pages to Option Agreement]